                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                             R&B FALCON CORPORATION

                                OFFER TO EXCHANGE
              13 7/8% SENIOR CUMULATIVE REDEEMABLE PREFERRED STOCK
                               FOR ALL OUTSTANDING
              13 7/8% SENIOR CUMULATIVE REDEEMABLE PREFERRED STOCK



               PURSUANT TO THE PROSPECTUS DATED            , 1999

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 1999, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer Is:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY


              By Mail                         By Hand or Overnight Delivery
American Stock Transfer & Trust Company  American Stock Transfer & Trust Company
           40 Wall Street                              40 Wall Street
      New York, New York 10005                    New York, New York 10005
 Attention: Reorganization Department       Attention: Reorganization Department


      By Facsimile Transmission                     Confirm by Telephone:
           (718) 234-5001                               (718) 921-8200
   (For eligible institutions only)

                                 For Inquiries:
                                 (718) 921-8200

                               ------------------

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         For purposes of this Letter of Transmittal, the outstanding shares of 13 7/8% Senior Cumulative Redeemable Preferred Stock shall be defined as the "Outstanding Preferred Stock." All other capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus (as defined below).

         This Letter of Transmittal is to be completed by holders (which term, for purposes of this Letter of Transmittal, shall include any participant in The Depository Trust Company ("DTC")) either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Terms of the Exchange Offer" in the

Prospectus and an Agent's Message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such shares of Outstanding Preferred Stock into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or a facsimile thereof or delivery of an Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a timely confirmation of a book-entry transfer of shares of Outstanding Preferred Stock into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, that states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that R&B Falcon Corporation may enforce this Letter of Transmittal against such participant.

         Holders of shares of Outstanding Preferred Stock whose certificates (the "Certificates") for such shares of Outstanding Preferred Stock are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date must tender their Outstanding Preferred Stock according to the guaranteed delivery procedures set forth in "The Exchange Offer--Terms of the Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

         THE UNDERSIGNED HAS COMPLETED THE APPROPRIATE BOXES BELOW AND SIGNED THIS LETTER OF TRANSMITTAL TO INDICATE THE ACTION THE UNDERSIGNED DESIRES TO TAKE WITH RESPECT TO THE EXCHANGE OFFER.

                  --------------------------------------------

------------------------------------------------------------------------------------------------------
               DESCRIPTION OF THE OUTSTANDING PREFERRED STOCK (CUSIP NO. 749 12 E200)
------------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED            CERTIFICATE
   HOLDER(S) OF SHARES OF THE OUTSTANDING             NUMBER(S)       NUMBER OF
     PREFERRED STOCK, EXACTLY AS NAME(S)           (ATTACH SIGNED       SHARES          NUMBER OF
APPEAR(S) ON CERTIFICATE(S) (PLEASE FILL IN, IF       LIST IF       REPRESENTED BY   SHARES TENDERED
                  BLANK)                            NECESSARY)(1)    CERTIFICATE(S)  FOR EXCHANGE (2)
------------------------------------------------------------------------------------------------------
                                                                    $                 $
                                                   ---------------------------------------------------
                                                                    $                 $
                                                   ---------------------------------------------------
                                                                    $                 $
                                                   ---------------------------------------------------
                                                                    $                 $
------------------------------------------------------------------------------------------------------
         TOTAL NUMBER OF SHARES OF                                  $                 $
         OUTSTANDING PREFERRED STOCK TENDERED:
------------------------------------------------------------------------------------------------------
(1)      NEED NOT BE COMPLETED BY BOOK-ENTRY HOLDERS. SUCH HOLDERS SHOULD CHECK THE APPROPRIATE BOX
         BELOW AND PROVIDE THE REQUESTED INFORMATION.
(2)      NEED NOT BE COMPLETED IF TENDERING FOR EXCHANGE ALL SHARES OF OUTSTANDING PREFERRED STOCK
         HELD. ALL SHARES OF OUTSTANDING PREFERRED STOCK HELD SHALL BE DEEMED TENDERED UNLESS A LESSER
         NUMBER IS SPECIFIED IN THIS COLUMN.
------------------------------------------------------------------------------------------------------

               (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS
                        (DEFINED IN INSTRUCTION 1) ONLY)

[ ] CHECK HERE IF TENDERED OUTSTANDING SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

                  Name of Tendering Institution
                                               --------------------------------

                  DTC Account Number
                                    -------------------------------------------

                  Transaction Code Number
                                         --------------------------------------

         By crediting the shares of Outstanding Preferred Stock to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the holder of the Outstanding Preferred Stock acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Outstanding Preferred Stock all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED SHARES OF OUTSTANDING PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

                  Name of Registered Holder
                                           ------------------------------------

                  Window Ticket Number (if any)
                                               --------------------------------

                  Date of Execution of Notice of Guaranteed Delivery
                                                                    -----------

                  Name of Institution Which Guaranteed Delivery
                                                               ----------------

         If Guaranteed Delivery is to be made by Book-Entry Transfer:

                  Name of Tendering Institution
                                               --------------------------------

                  DTC Account Number
                                    -------------------------------------------

                  Transaction Code Number
                                         --------------------------------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED SHARES OF OUTSTANDING PREFERRED STOCK ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED SHARES OF OUTSTANDING PREFERRED STOCK FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name
                      ---------------------------------------------------------

                  Address
                         ------------------------------------------------------

                  Area Code and Telephone Number
                                                -------------------------------
                  Contact Person
                                -----------------------------------------------

Ladies and Gentlemen:

         The undersigned hereby tenders to R&B Falcon Corporation, a Delaware corporation (the "Company"), the above-described number of shares of its 13 7/8% Senior Cumulative Redeemable Preferred Stock in exchange for a like number of shares of its 13 7/8% Senior Cumulative Redeemable Preferred Stock (the "New Preferred Stock"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated , 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of the shares of Outstanding Preferred Stock tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such shares of Outstanding Preferred Stock as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered shares of Outstanding Preferred Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus to (i) deliver Certificates for shares of Outstanding Preferred Stock to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Preferred Stock to be issued in exchange for such Outstanding Preferred Stock, (ii) present Certificates for such shares of Outstanding Preferred Stock for registration of transfer, and transfer the shares of Outstanding Preferred Stock on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Preferred Stock, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE SHARES OF OUTSTANDING PREFERRED STOCK TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE SHARES OF OUTSTANDING PREFERRED STOCK TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE SHARES OF OUTSTANDING PREFERRED STOCK TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) (which term, for the purposes of this Letter of Transmittal, shall include any participant in
DTC) of the shares of Outstanding Preferred Stock tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such shares of Outstanding Preferred Stock. The Certificate number(s) of the shares of Outstanding Preferred Stock that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered shares of Outstanding Preferred Stock are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more shares of Outstanding Preferred Stock than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered shares of Outstanding Preferred Stock will be returned (or, in the case of shares of Outstanding Preferred Stock tendered by book-entry transfer, such shares of Outstanding Preferred Stock will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of shares of Outstanding Preferred Stock pursuant to any one of the procedures described under "The Exchange Offer--Terms of the Exchange Offer" in the

Prospectus and in the instructions herein will, upon the Company's acceptance for exchange of such tendered shares of Outstanding Preferred Stock, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the shares of Outstanding Preferred Stock tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name of the undersigned or, in the case of a book-entry transfer of Outstanding Preferred Stock, that such New Preferred Stock be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Outstanding Preferred Stock not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Preferred Stock, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver shares of New Preferred Stock to the undersigned at the address shown below the undersigned's signature.

         BY TENDERING SHARES OF OUTSTANDING PREFERRED STOCK AND EXECUTING THIS LETTER OF TRANSMITTAL, OR EFFECTING DELIVERY OF AN AGENT'S MESSAGE IN LIEU THEREOF, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT, (II) ANY SHARES OF NEW PREFERRED STOCK TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SHARES OF NEW PREFERRED STOCK TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF SUCH SHARES OF NEW PREFERRED STOCK. BY TENDERING SHARES OF OUTSTANDING PREFERRED STOCK PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, OR EFFECTING DELIVERY OF AN AGENT'S MESSAGE IN LIEU THEREOF, A HOLDER OF OUTSTANDING PREFERRED STOCK WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH SHARES OF OUTSTANDING PREFERRED STOCK HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE OR (B) SUCH SHARES OF OUTSTANDING PREFERRED STOCK WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW PREFERRED STOCK (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

         THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER IN CONNECTION WITH RESALES OF SHARES OF NEW PREFERRED STOCK RECEIVED IN EXCHANGE FOR SHARES OF OUTSTANDING PREFERRED STOCK, WHERE SUCH SHARES OF OUTSTANDING PREFERRED STOCK WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING 180 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH SHARES OF NEW PREFERRED STOCK HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER, BY TENDERING SUCH SHARES OF OUTSTANDING PREFERRED STOCK AND EXECUTING THIS LETTER OF TRANSMITTAL, OR EFFECTING DELIVERY OF AN AGENT'S MESSAGE IN LIEU THEREOF, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT THAT MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR THAT CAUSES THE

PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW PREFERRED STOCK PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER, OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE NEW PREFERRED STOCK MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES SUCH NOTICE TO SUSPEND THE USE OF THE PROSPECTUS, IT SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW PREFERRED STOCK BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS NECESSARY TO PERMIT RESALES OF SHARES OF THE NEW PREFERRED STOCK OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE USE OF THE PROSPECTUS MAY BE RESUMED, AS THE CASE MAY BE.

         AS A RESULT, A PARTICIPATING BROKER-DEALER WHO INTENDS TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF SHARES OF NEW PREFERRED STOCK RECEIVED IN EXCHANGE FOR OUTSTANDING PREFERRED STOCK PURSUANT TO THE EXCHANGE OFFER MUST NOTIFY THE COMPANY, OR CAUSE THE COMPANY TO BE NOTIFIED, ON OR PRIOR TO THE EXPIRATION DATE, THAT IT IS A PARTICIPATING BROKER-DEALER. SUCH NOTICE MAY BE GIVEN IN THE SPACE PROVIDED ABOVE OR MAY BE DELIVERED TO THE EXCHANGE AGENT AT THE ADDRESS SET FORTH IN THE PROSPECTUS UNDER "THE EXCHANGE OFFER--EXCHANGE AGENT."

         The undersigned agrees that acceptance of any tendered Outstanding Preferred Stock and transfer of tendered Outstanding Preferred Stock in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares of Outstanding Preferred Stock tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

         THE UNDERSIGNED, BY COMPLETING THE BOXES ENTITLED "DESCRIPTION OF OUTSTANDING PREFERRED STOCK" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE SHARES OF OUTSTANDING PREFERRED STOCK AS SET FORTH IN EACH SUCH BOX.

--------------------------------------------------------------------------------
                                HOLDERS SIGN HERE
                          (SEE INSTRUCTIONS 2, 5 AND 6)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

         Must be signed by registered holder(s) (which term, for purposes of this Letter of Transmittal, shall include any participant in DTC) exactly as name(s) appear(s) on Certificate(s) for the shares of Outstanding Preferred Stock hereby tendered or on the register of holders maintained by the Company, or by any person authorized to become the registered holder by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Outstanding Preferred Stock to comply with the restrictions on transfer applicable to the Outstanding Preferred Stock). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                (SIGNATURE OF HOLDER(S) OR AUTHORIZED SIGNATORY)

Date:                                         , 1999
     -----------------------------------------

Name(s):
        ------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               -------------------------------------------------

Tax Identification or Social Security Number(s):
                                                --------------------------------

                             SIGNATURE(S) GUARANTEE
                     (IF REQUIRED--SEE INSTRUCTIONS 2 AND 5)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

Date:                                         , 1999
     -----------------------------------------

Name of Eligible Institution Guaranteeing Signatures:
                                                     ---------------------------

Capacity (full title):
                      ----------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               -------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 1, 5 AND 6)

         To be completed ONLY if shares of the New Preferred Stock or any shares of Outstanding Preferred Stock that are not tendered are to be issued in the name of the someone other than the registered holder of the shares of Outstanding Preferred Stock whose name appears above.


Issue

[ ]                        New Preferred Stock and/or


[ ]                        Outstanding Preferred Stock not
                           tendered

No. of Shares
              ---------------------------------------------------

Name
     ---------------------------------------------------------------------------
                                 (Please Print)

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                          (Area Code and Phone Number)

--------------------------------------------------------------------------------
                (Tax Identification or Social Security Number(s))

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

         To be completed ONLY if shares of the New Preferred Stock or any shares of Outstanding Preferred Stock that are not tendered are to be sent to someone other than registered holder of the shares of Outstanding Preferred Stock whose name appears above, or to such registered holder at an address other than that shown above.

Mail

[ ]                        New Preferred Stock and/or


[ ]                        Outstanding Preferred Stock not
                           tendered

No. of Shares
              ---------------------------------------------------

Name
     ---------------------------------------------------------------------------
                                 (Please Print)

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

--------------------------------------------------------------------------------
                          (Area Code and Phone Number)

--------------------------------------------------------------------------------
                (Tax Identification or Social Security Number(s))

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Terms of the Exchange Offer" in the Prospectus and an Agent's Message is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such shares of Outstanding Preferred Stock into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in lieu thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

         Holders who wish to tender their shares of Outstanding Preferred Stock and (i) whose shares of Outstanding Preferred Stock are not immediately available or (ii) who cannot deliver their shares of Outstanding Preferred Stock, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on or prior to the Expiration Date, may tender their shares of Outstanding Preferred Stock by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under "The Exchange Offer--Terms of the Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution (as defined below); (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (c) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered shares of Outstanding Preferred Stock, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Terms of the Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For shares of Outstanding Preferred Stock to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer;
(iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program.

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR AN OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY ON OR PRIOR TO THE EXPIRATION DATE. NO DOCUMENTS SHOULD BE SENT TO THE COMPANY. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by executing a Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

                  (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this Letter of Transmittal, shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Preferred Stock) of shares of Outstanding Preferred Stock tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

                  (ii) such shares of Outstanding Preferred Stock are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the boxes captioned "Description of Outstanding Preferred Stock" is inadequate, the Certificate numbers and/or the number of shares of Outstanding Preferred Stock and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If less than all the shares of Outstanding Preferred Stock evidenced by any Certificate submitted are to be tendered, fill in the number of shares of Outstanding Preferred Stock that are to be tendered in the box entitled "Number of Shares of Outstanding Preferred Stock Tendered (If Less than All)." In such case, a new Certificate for the remainder of the shares of Outstanding Preferred Stock that were evidenced by the old Certificate will be sent to the holder of the Outstanding Preferred Stock promptly after the Expiration Date, unless the appropriate boxes on this Letter of Transmittal are completed. All shares of Outstanding Preferred Stock represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of shares of Outstanding Preferred Stock may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Preferred Stock to be withdrawn, the number of shares of Outstanding Preferred Stock to be withdrawn, and (if Certificates for Outstanding Preferred Stock have been tendered) the name of the registered holder of the Outstanding Preferred Stock as set forth on the Certificate for the Outstanding Preferred Stock, if different from that of the person who tendered such Outstanding Preferred Stock. If Certificates for Shares of Outstanding Preferred Stock have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Outstanding Preferred Stock, the tendering holder must submit the serial numbers shown on the particular Certificates for the shares of Outstanding Preferred Stock to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Outstanding Preferred Stock tendered for the account of an Eligible Institution. If shares of Outstanding Preferred Stock have been tendered pursuant to the procedures for book-entry transfer set forth under "The Exchange Offer--Terms of the Exchange Offer," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Outstanding Preferred Stock, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission on or prior to the Expiration Date. Withdrawals of tenders of Outstanding Preferred Stock may not be rescinded. Shares of Outstanding Preferred Stock properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Terms of the Exchange Offer."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. None of the Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any shares of Outstanding Preferred Stock that have been tendered but are withdrawn on or prior to the Expiration Date will be returned to the holder thereof without cost to such holder promptly after withdrawal.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the shares of Outstanding Preferred Stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) or on a security position listing without alteration, enlargement or any change whatsoever.

         If any of the shares of Outstanding Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered shares of Outstanding Preferred Stock are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof or Agent's Messages in lieu thereof) as there are different registrations of Certificates.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

         When this Letter of Transmittal is signed by the registered owner of the shares of Outstanding Preferred Stock listed and transmitted hereby, no endorsement of Certificates or separate bond powers are required unless shares of New

Preferred Stock are to be issued in the name of a person other than the registered holder. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered owner of the Outstanding Preferred Stock listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name of the registered owner appears on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Outstanding Preferred Stock. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If shares of New Preferred Stock are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if shares of New Preferred Stock are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for shares of Outstanding Preferred Stock not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

         7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Outstanding Preferred Stock, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions of the Exchange Offer," or any conditions or irregularities in any tender of shares of Outstanding Preferred Stock of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of shares of Outstanding Preferred Stock will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under a duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         8. LOST, DESTROYED OR STOLEN CERTIFICATES. The holder should promptly notify the Exchange Agent if any Certificates representing shares of Outstanding Preferred Stock have been lost, destroyed or stolen. The holder will then be instructed as to the steps that must be taken in order to replace the Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificates have been followed.

         9. SECURITY TRANSFER TAXES. Holders who tender their shares of Outstanding Preferred Stock for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, shares of New Preferred Stock are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Preferred Stock tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Preferred Stock in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. The amount of such transfer taxes will be billed directly to such tendering holder if satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal.

         10. INCORPORATION OF LETTER OF TRANSMITTAL. This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through the DTC's ATOP procedures by any participant in DTC on behalf of itself and the beneficial owners of any shares of Outstanding Preferred Stock so tendered.

         11. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

         12. NO CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted. All tendering holders of shares of Outstanding Preferred Stock, by executing this Letter of Transmittal, shall waive any right to receive notice of the acceptance of shares of Outstanding Preferred Stock for exchange.

         Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent or from the holder's broker, dealer, commercial bank, trust company or other nominee.

         None of the Company, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of shares of Outstanding Preferred Stock nor shall any of them incur any liability for failure to give any such notice.

--------------------------------------------------------------------------------
IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a holder whose tendered shares of Outstanding Preferred Stock are accepted for exchange is required by law to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 included herein or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or transferee to a $50 penalty. In addition, delivery of such holder's shares of New Preferred Stock may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

         Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the holder or other transferee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments made with respect to Outstanding Preferred Stock exchanged in the Exchange Offer, the holder is required to provide the Exchange Agent with either: (i) the holder's correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that
(a) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

         The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the Internal Revenue Service as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the Internal Revenue Service until a correct TIN is provided.

NUMBER TO GIVE THE EXCHANGE AGENT

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the shares of Outstanding Preferred Stock or of the last transferee appearing on the transfers attached to, or endorsed on, certificates representing shares of the Outstanding Preferred Stock. If the shares of Outstanding Preferred Stock are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

              PAYOR'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY


-------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                         Part I --  PLEASE PROVIDE YOUR TIN IN
                                   THE BOX AT RIGHT AND CERTIFY BY              -----------------------------------------
FORM W-9                           SIGNING AND DATING BELOW                              Social Security Number
                                                                                                   OR

                                                                                -----------------------------------------
DEPARTMENT OF THE TREASURY                                                            Employer Identification Number
INTERNAL REVENUE SERVICE           --------------------------------------------------------------------------------------
PAYER'S REQUEST FOR                Part II -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
TAXPAYER IDENTIFICATION
NUMBER ("TIN")                              (1)      The number shown on this form is my correct Taxpayer
                                                     Identification Number (or I am waiting for a number to
                                                     be issued to me); and

                                            (2)      I am not subject to backup withholding because: (a) I
                                                     am exempt from backup withholding, or (b) I have
                                                     not been notified by the Internal Revenue Service
                                                     (the "IRS") that I am subject to backup
                                                     withholding as a result of failure to report all
                                                     interest or dividends, or (c) the IRS has notified me
                                                     that I am no longer subject to backup withholding.
-------------------------------------------------------------------------------------------------------------------------
CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the
IRS that you are no longer subject to backup withholding, do not cross out such item (2).
-------------------------------------------------------------------------------------------------------------------------

SIGNATURE                                                     DATE
         ----------------------------------------------------     -----------------------------
                                                                                                          Part III --
NAME (please print)                                                                                     Awaiting TIN [ ]
                   ----------------------------------------------------------------------------

ADDRESS (please print)
                      -------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON FORM W-9 FOR ADDITIONAL DETAILS.

                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART III OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 20 percent of all reportable payments made to me thereafter will be withheld until I provide a number. In addition, I understand that if, after seven business days after this certification is received, the Company is required to make a payment to me which, in its judgment, will close my account, or cause the cessation of my relationship, with the Company, then such payment may be subject to backup withholding.


-----------------------------            ---------------------------------------
Date                                     Signature
--------------------------------------------------------------------------------